Restructuring, Severance and Other Costs	12 Months Ended
Dec. 31, 2011
Restructuring, Severance and Other Costs [Abstract]
Restructuring, Severance and Other Costs

17. Restructuring, Severance and Other Costs

During the year ended December 31, 2009, the Company completed a review of several strategic alternatives with a goal of preserving capital, reducing risk and stabilizing its ratings. These alternatives included the potential restructuring, discontinuation or disposition of various business lines. Following that review, the Company announced that it would suspend all new sales in its European operations and suspend sales of certain IIP business. The Company has also executed on plans to change the management structure of the organization and reorganized the nature and focus of certain of the Company’s operations. These plans resulted in termination benefits to current employees, costs to terminate leases and other contracts and asset impairment charges. The Company completed these restructuring activities and executed final payment during the year ended December 31, 2010.

The following pre-tax charges were incurred during the year ended December 31, 2009 in connection with these restructuring activities:

Severance benefits	$19
Asset impairment charges	26
Other contract termination charges	5

Total restructuring, severance and other costs	$50

The amounts incurred during the year ended December 31, 2009 were recorded in Insurance operating costs and other expenses within the Company’s Other category. There were no restructuring or severance costs incurred in 2011 and 2010.